UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

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[   ]  Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(21))
[   ]  Definitive Information Statement

COCONNECT, INC.

 (Name of Registrant as Specified In Its Charter)

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COCONNECT, INC.
2038 Corte Del Nogal, Suite 110
Carlsbad, CA 92011

NOTICE OF STOCKHOLDER ACTION TO BE TAKEN
PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

January __, 2010

Dear CoConnect, Inc. Stockholders:

This Information Statement is furnished to provide notice to stockholders of CoConnect, Inc., a Nevada corporation (the “Company”), in connection with approval by our Board of Directors (the “Board”) and a majority of the stockholders of our common stock, par value $0.001 (the “Common Stock”) to take the following actions:

1.
Authorize the Board to amend the Company’s Articles of Incorporation filed with the Nevada Secretary of State (the “Articles”) to increase the Company’s authorized stock from 150,000,000 shares to 10,000,000,000 shares;

2.	Authorize the Board, at their discretion, to amend the Company’s Articles to authorize the Board to designate a preferred class of stock (the “Preferred Stock”);

3.	Authorize the Board, at their discretion, to affect a reverse stock split of the Company’s common stock as further described herein (the “Reverse Split”);

4.	Authorize the Board, at their discretion, to affect a forward stock split of the Company’s common stock as further described herein (the “Forward Split”);

5.	Ratify the prior appointment of Chang G. Park, CPA as the Company’s independent public accountant;

6.	Confirm and ratify the prior appointment of Mr. Brad M. Bingham as the Company’s Interim Chairman of the Board (the “Board Appointment”); and

7.	Authorize the Board to designate an Employee Stock Incentive Plan (the “Plan” and collectively with the above described actions, the “Corporate Actions”).

Stockholders of record at the close of business on December 15, 2009 are entitled to notice of this stockholder action by written consent. Since the actions have been approved by the holders of the required majority of the outstanding shares of our voting stock, no proxies were or are being solicited.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the Corporate Actions cannot become effective until twenty (20) days after the date this Information Statement is mailed to the Company’s stockholders. We anticipate that the amendment will become effective on or after January ___, 2010.

By order of the Board of Directors /s/ Brad M. Bingham, Esq. _______________________________ By: Brad M. Bingham, Esq. Its: Interim Chief Executive Officer and Director

INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE
SECURITIES AND EXCHANGE ACT OF 1934 AND
REGULATION 14C AND SCHEDULE 14C THEREUNDER
____________________

This Information Statement is circulated to advise the stockholders of action taken without a meeting upon the written consent of the holders of a majority of the outstanding shares of the common stock of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished to the holders of the outstanding shares of common stock of CoConnect, Inc., a Nevada corporation. The purpose of this Information Statement is to provide notice that a majority of the Company’s stockholders, have, by written consent, approved of the Corporate Actions.

This Information Statement will be mailed on or about January __, 2010 to those persons who were stockholders of the Company as of the close of business on December 15, 2009 (the “Record Date”). The Corporate Actions are expected to become effective on or about January ___, 2010 (the “Effective Date”). The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.

As a majority of the Company’s stockholders have already approved of the Corporate Actions by written consent, the Company is not seeking approval for the Corporate Actions from any of the Company’s remaining stockholders, and the Company’s remaining stockholders will not be given an opportunity to vote on the Corporate Actions. All necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to the Company’s stockholders of the Corporate Actions as required by the Securities Exchange Act of 1934 (the “Exchange Act”).

The Company’s Board approved the Corporate Actions effective December 15, 2009 and fixed December 15, 2009 as the Record Date for determining the stockholders entitled to give written consent to the Corporate Actions. As of December 15, 2009, the majority stockholders who voted for the Corporate Actions held an aggregate of 166,666 shares of the Company’s outstanding common stock, being equal to 51.5% of the number of shares then outstanding.

As of the Record Date, there were 323,483 shares of Common Stock issued and outstanding

POTENTIAL ANTI-TAKEOVER EFFECTS OF CORPORATE ACTIONS

Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any action, including the Corporate Actions discussed below, that may be used as an anti-takeover mechanism. In addition, certain provisions of our Articles, bylaws and applicable governing statutes may have the effect of discouraging, delaying or preventing a change in control or an unsolicited acquisition proposal that a stockholder might consider favorable, including a proposal that might result in the payment of a premium over the market price for the shares held by stockholders. Some of the Corporate Actions discussed herein may have an over-all effect of making it more difficult to complete a possible acquisition proposal, merger or assumption of control by a principal stockholder and in turn, may make it more difficult to remove the then incumbent management. While it is possible that management could use these provisions to resist or frustrate a third-party transaction as described above, we have no current plans relating to any proposed takeover, have no knowledge of any proposed takeover attempts, nor did we intend to construct or enable any anti-takeover defense or mechanism on our behalf. We have no intent or plan to employ these provisions as anti-takeover devices or for the goal of entrenching the incumbent management and we do not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences. Below outlines the Company’s potential anti-takeover provisions and protections, both related to the Corporate Actions contained herein and include in the Company’s Articles, bylaws and corporate charter documents.

Increase in Authorized Stock

The increase in authorized Common Stock may make it more difficult or prevent or deter a third party from acquiring control of our Company or changing our Board and management, as well as inhibit fluctuations in the market price of our Company’s shares that could result from actual or rumored takeover attempts. The proposed increased in our authorized Common Stock is not the result of any such specific effort, rather, as indicated below, the purpose of the increase in the authorized Common Stock is to provide our Company’s management with certain abilities including, but not limited to, the issuance of Common Stock to be used for public or private offerings, conversions of convertible securities, issuance of options pursuant to employee stock option plans, acquisition transactions and other general corporate purposes, and not to construct or enable any anti-takeover defense or mechanism on behalf of our Company. While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent Shareholders, our Company presently has no intent or plan to employ any additional authorized shares as an anti-takeover device.

Reverse Split

In the event the Board affects a Reverse Split as described below, the Company will in effect increase the number of shares that we are authorize to issue in relation to the number of shares of our common stock then outstanding. While it is possible that management could use the additional shares to prevent or deter a third party from acquiring control of our Company or changing our Board and management, as well as inhibit fluctuations in the market price of our common stock that could result from actual or rumored takeover attempts, our Company presently has no intent or plan to employ any additional authorized shares for such purposes.

Undesignated Preferred Stock

Following the amendment to the Articles and designation of the Preferred Stock, the Articles will authorize the issuance of up to 1,000,000 shares of Preferred Stock with such designations, rights and preferences as may be determined from time to time by our Board as further described in Corporate Action No. 2 Preferred Class of Stock and outlined in the Certificate of Amendment to the Articles attached hereto as Exhibit A. Following such amendment, our Board will have the authority to fix the number of shares and the rights, powers and privileges of series or multiple series of Preferred Stock, without any further vote or action by our Company’s shareholders. The existence of undesignated preferred stock with possible voting, conversion or other rights or preferences, while providing flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of delaying or preventing a change in control, causing the market price of our Company’s Common Stock to decline or possibly impairing the voting power and other rights of the holders of our Company’s Common Stock. As of the Record Date, no shares of such preferred stock were issued and outstanding and the Company has no plans, proposals or arrangements to issue any Preferred Stock. As such, following the amendment to the Articles, the Company will have 1,000,000 shares of Preferred Stock available for future issuance.

Cumulative Voting

Our Company’s Articles and by-laws do not provide for cumulative voting in the election of directors. The combination of the present ownership by a few shareholders of a significant portion of our Company’s issued and outstanding Common Stock and lack of cumulative voting makes it more difficult for other shareholders to replace our Company’s Board or for another party to obtain control of our Company by replacing our Board.

Indemnification Arrangements

Our bylaws provide for indemnification of our directors and officers and provide for the advancement of expenses in connection with actual or threatened proceedings and claims arising out of their status as such to the fullest extent permitted by law, provided, however, that the officer shall not receive indemnification if he or she is finally adjudicated therein to be liable for negligence or misconduct in office. The indemnification provided also extends to good faith expenditures incurred in anticipation of, or preparation for, threatened or proposed litigation. The Board may, in proper cases, extend the indemnification to cover the good faith settlement of any such action, suit, or proceeding, whether formally instituted or not.

Removal of Directors and Filling of Vacancies

The number of votes required to remove a director from the Board and giving remaining directors the sole right to fill a vacancy on the Board may make it more difficult for, or prevent or deter a third party from acquiring control of our Company or changing our Board and management.

Employee Stock Incentive Plan

Creation of the Employee Stock Incentive Plan and the shares issuable thereunder and more fully described herein may, because of the size, percentage of total outstanding securities involved and voting and other provisions, be used in defense of a contested takeover attempt.

CORPORATE ACTION NO. 1
INCREASE IN AUTHORIZED STOCK

Overview

The Board has recommended that the shareholders grant authority to the Board to amend the Articles to increase the Company’s authorized stock from 150,000,000 shares to 10,000,000,000 shares. A copy of the amendment to our Articles has been attached hereto as an Exhibit A. The general purpose and effect of the amendment to our Articles is to increase our authorized share capital which we believe will enhance our ability to finance the development and operation of our business.

Our Board approved the amendment to our Articles on December 15, 2009 to increase our authorized share capital so that such shares will be available for issuance for general corporate purposes, including financing activities, without the requirement of further action by our shareholders.  Potential uses of the additional authorized shares may include, but are not limited to, public or private offerings, conversions of convertible securities, issuance of options pursuant to employee stock option plans, acquisition transactions and other general corporate purposes.  Increasing the authorized number of shares of our common stock will give us greater flexibility and will allow us to issue such shares, in most cases, without the expense of delay of seeking shareholder approval. We are at all times investigating additional sources of financing which our Board believes will be in our best interests and in the best interests of our shareholders. As of the date of this filing, the Company does not have any definitive plans, proposals or arrangements to issue any of the newly available authorized shares of common stock for any purpose.

The amendment to our Articles to increase our authorized share capital will not have any immediate effect on the rights of existing shareholders.  However, our Board will have the authority to issue shares of our Common Stock without requiring future shareholders approval of such issuances, except as may be required by applicable law or exchange regulations.  To the extent that additional authorized Common Stock is issued in the future, such issuance will decrease the existing shareholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing shareholders. The increase in the authorized number of shares of our Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our Company without further action by the shareholders.  Shares of authorized and unissued Common Stock could be issued (within limits imposed by applicable law) in one or more transactions.  Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of our company.

Vote Required

Section 78.385 of the Nevada Revised Statutes provides an outline of the scope of the amendments of the Articles. This includes the amendments discussed herein. The procedure and requirements to effect an amendment to the Articles are set forth in Section 78.390. Section 78.390 provides that proposed amendments must first be adopted by the Board and then submitted to shareholders for their consideration and must be approved by a majority of the outstanding voting securities.

Our Board has adopted, ratified and approved of the amendment to the Company’s Articles to increase the Company’s authorized stock from 150,000,000 shares to 10,000,000,000 shares and subsequently submitted the proposed changes to our shareholders for their approval.  The securities that are entitled to vote to amend our Articles consist of issued and outstanding shares of Common Stock outstanding as at December 15, 2009, the Record Date for determining shareholders who are entitled to notice of and to vote on the proposed amendment to the company’s Articles.

As of the Record Date, there were 323,483 shares of Common Stock issued and outstanding. A majority of the Company’s shareholders representing 51.5% of the Common Stock entitled to vote on the amendment to the Company’s Articles to increase the Company’s authorized stock from 150,000,000 shares to 10,000,000,000 shares have approved of granting authority to the Board to amend the Company’s Articles of Incorporation to increase the Company’s authorized stock from 150,000,000 shares to 10,000,000,000 shares.

CORPORATE ACTION NO. 2
PREFERRED CLASS OF STOCK

Overview

The Board has recommended that the shareholders grant authority to the Board to amend the Company’s Articles to designate 1,000,000 shares of the Company’s capital stock as preferred stock (the “Preferred Stock”), with the designations, rights, preferences or other variations of each class or series within each class of the shares of Preferred Stock be designated by the Board at a later time without shareholder approval. A copy of the amendment to our Articles has been attached hereto as an Exhibit A. As of the date of this filing, the Company does not have any definitive plans, proposals or arrangements to issue any of the newly available authorized shares of Preferred Stock for any purpose.

Following such amendment to the Company’s Articles, the Board may authorize and issue classes of Preferred Stock, without shareholder approval, that have rights that are preferential to our Common Stock.  Such rights may include, but are not limited to:

-	the payment of dividends in preference and priority to any dividends on our Common Stock;
-	preference to any distributions upon any liquidation, dissolution, winding up of our company or any other reason whatsoever;
-	voting rights that may rank equally to, or in priority over, our Common Stock;
-	mandatory redemption by the company in certain circumstances, for amounts that may exceed the purchase price of the Preferred Shares;
-	conversion provisions for the conversion of the Preferred Shares into Common Stock;
-	pre-emptive or first refusal rights in regards to future issuances of Common Stock or Preferred Shares by the company; or
-	rights that restrict our company from undertaking certain corporate actions without the approval of the holders of the Preferred Shares.

IN THE EVENT THE COMPANY ISSUES ANY SHARES OF PREFERRED STOCK, THE ISSUANCES OF SUCH SHARES MAY SEVERELY IMPACT, BY WAY OF RESTRICTING AND POSSIBLY DIMINISHING, THE VALUE ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS.

Vote Required

Section 78.385 of the Nevada Revised Statutes provides an outline of the scope of the amendments of the Articles. This includes the amendments discussed herein. The procedure and requirements to effect an amendment to the Articles are set forth in Section 78.390. Section 78.390 provides that proposed amendments must first be adopted by the Board and then submitted to shareholders for their consideration and must be approved by a majority of the outstanding voting securities.

Our Board has adopted, ratified and approved of the amendment to the Company’s Articles to designate the Preferred Stock and subsequently submitted the proposed changes to our shareholders for their approval.  The securities that are entitled to vote to amend our Articles consist of issued and outstanding shares of Common Stock outstanding as at December 15, 2009, the Record Date for determining shareholders who are entitled to notice of and to vote on the proposed amendment to the company’s Articles.

As of the Record Date, there were 323,483 shares of Common Stock issued and outstanding. A majority of the Company’s shareholders representing 51.5% of the Common Stock entitled to vote on the amendment to the Company’s Articles to designate the Preferred Stock have approved of granting authority to the Board to amend the Company’s Articles of Incorporation to designate the Preferred Stock.

CORPORATE ACTION NO. 3
REVERSE SPLIT

Overview

The Board has recommended that the shareholders grant authority to the Board to affect a reverse split of the Company’s Common Stock (the “Reverse Split”). The Reverse Split fraction shall be determined by the Board at a later time and at anytime until the next meeting of the Company’s shareholders which are entitled to vote on such actions and shall be limited to one of the following fractional Reverse Split ratios (each a “Reverse Ratio”): (i) 1-for-10 Reverse Split; (ii) 1-for-20 Reverse Split; (iii) 1-for-50 Reverse Split; (iv) 1-for-100 Reverse Split; (v) 1-for-250 Reverse Split; (vi) 1-for-500 Reverse Split; (vii) 1-for-750 Reverse Split; and (viii) 1-for-1000 Reverse Split. In the event the Board affects a Reverse Split, the total number of authorized shares will remain unchanged.

Effects of Reverse Split

Following the effectiveness, if any, of a Reverse Split, current shareholders shall be issued fewer shares of Common Stock, with such number of shares dependent on the Reverse Ratio ratified by the Board. For example, if the Board approves of a 1-for-10 Reverse Split, a shareholder owning 100 shares of Common Stock prior to such Reverse Split would hold 10 shares of Common Stock following such Reverse Split. THE HIGHER THE REVERSE RATIO (1-FOR-1000 BEING HIGHER THAN 1-FOR-100 FOR EXAMPLE), THE GREATER THE REDUCTION OF RELATED SHARES EACH EXISTING SHAREHOLDER, POST REVERSE SPLIT, WILL EXPERIENCE.

In deciding whether to implement the Reverse Split and the Reverse Ratio to be used, the Board will consider, among other things, (i) the potential impact and anticipated benefits in the event the Company moves toward profitability, (ii) the market price of the Company’s Common Stock, (iii) the number of shares that will be outstanding after the split, (iv) the stockholders’ equity at such time, (v) the shares of Common Stock available for issuance in the future, (vi) the liquidity of the Common Stock in the market, and (vii) the nature of the Company’s operations. The Board shall maintain the right to elect not to proceed with the Reverse Split if it determines, in its sole discretion, that this proposal is no longer in the best interests of the Company.

Purposes of the Reverse Split

The Board believes that the Company’s outstanding shares may need to be reduced with the goal of (i) creating a capital structure that better reflects a potentially profitable company, (ii) better matching the number of shares outstanding with the size of the Company in terms of market capitalization, shareholders’ equity, operations and potential earnings, (iii) better enabling the Company to raise funds to finance our possible sales and marketing activities and (iv) facilitating higher levels of institutional stock ownership where investment policies generally prohibit investments in lower-priced securities.

The Board believes that in order to provide a meaningful level of earnings per share, assuming the Company achieves profitability, the Reverse Split may provide a share count that is more consistent with the Company’s potential economics. Specifically, the lower share count may facilitate meaningful levels of per share earnings and better enable our shareholders to identify changes in operating results as the Company potentially moves towards profitability.

The Board further believes that an increased stock price may encourage investor interest and improve the marketability of our Common Stock to a broader range of investors, and thus improve liquidity.

Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. The Board believes that the possible higher market price resulting from the Reverse Split may, to some extent, reduce the negative effects on the marketability and liquidity of the Common Stock inherent in some of the policies and practices of institutional investors and brokerage firms described above. Additionally, a higher share price may give the Company the added flexibility to list its shares on a different stock exchange or quotation service, such as the Nasdaq National Market, although the Company has no current plans to do so.

The purpose of seeking shareholder approval of a range of exchange ratios (rather than a fixed exchange ratio) is to provide the Company with the flexibility to achieve the desired results of the Reverse Split. Following the approval of this corporate action, the Board will affect a Reverse Split only upon the Board’s determination that a Reverse Split would be in the best interests of the Company at that time. If the Board were to affect a Reverse Split, the Board would set the timing for such a split and select the specific ratio as set forth herein. No further action on the part of shareholders will be required to either implement or abandon the Reverse Split. If the Board determines to implement the Reverse Split, we would communicate to the public, prior to the effective date of the Reverse Split, additional details regarding the Reverse Split, including the specific ratio the board selects. If the Board does not implement the Reverse Split by December 31, 2010, the authority granted in this proposal to implement the Reverse Split will terminate.

Common Stock

After the effective date of the Reverse Split, each shareholder will own less shares of our Common Stock, but the per-share value of these shares may increase proportionately. The Reverse Split would not change the number of authorized shares of Common Stock designated by our Articles of Incorporation. Following the Effective Date and amendment to our Articles, we will have authorized 10,000,000,000 million shares of Common Stock. Thus, following a Reverse Split, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares remaining available for issuance under our Articles would effectively increase. These additional shares of Common Stock would be available for issuance from time to time for corporate purposes such as, but not limited to, raising additional capital, acquisitions of companies or assets and sales of stock or securities convertible into or exercisable for Common Stock. We believe that the availability of the additional shares may provide us with the flexibility to meet our business needs as they arise. If we issue additional shares for any purposes, the ownership interest of our current shareholders would be diluted in the same manner as would result from any other share issuance. As of the date of this filing, the Company does not have any definitive plans, proposals or arrangements to issue any of the newly available authorized shares for any purpose.

This proposal has been prompted solely by the business considerations discussed in the preceding paragraphs. Nevertheless, the additional shares of Common Stock that would become available for issuance following the Reverse Split could also be used by the Company’s management to delay or prevent a change in control. The Board is not aware of any pending takeover or other transactions that would result in a change in control of the Company, and the proposal was not adopted in response to any such proposals.

All outstanding options and warrants to purchase shares of our Common Stock, including any held by our officers and directors, would be adjusted as a result of the Reverse Split. In particular, the number of shares issuable upon the exercise of each instrument would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of each instrument and based on the ratio of the Reverse Split.

The below charts outline the capital structure following the increase in the Company’s authorized stock as described in Corporate Action No.1 herein and prior to and immediately following a possible Reverse Split, with each individual possible Reverse Ratio accounted for. Note the number of shares disclosed as “Issued and Outstanding” in the below charts account for the number of shares issued and outstanding as of the Record Date.

	Number of shares of Common Stock before 1:10 Reverse Split	Number of shares of Common Stock after 1:10 Reverse Split
Authorized	9,999,000,000	9,999,000,000
Issued and Outstanding	323,483	32,348
Reserved for Issuance	0	0
Authorized but Unissued	9,998,676,517	9,998,967,652

	Number of shares of Common Stock before 1:20 Reverse Split	Number of shares of Common Stock after 1:20 Reverse Split
Authorized	9,999,000,000	9,999,000,000
Issued and Outstanding	323,483	16,174
Reserved for Issuance	0	0
Authorized but Unissued	9,998,676,517	9,998,983,826

	Number of shares of Common Stock before 1:50 Reverse Split	Number of shares of Common Stock after 1:50 Reverse Split
Authorized	9,999,000,000	9,999,000,000
Issued and Outstanding	323,483	6,469
Reserved for Issuance	0	0
Authorized but Unissued	9,998,676,517	9,998,993,531

	Number of shares of Common Stock before 1:100 Reverse Split	Number of shares of Common Stock after 1:100 Reverse Split
Authorized	9,999,000,000	9,999,000,000
Issued and Outstanding	323,483	3,234
Reserved for Issuance	0	0
Authorized but Unissued	9,998,676,517	9,998,996,766

	Number of shares of Common Stock before 1:250 Reverse Split	Number of shares of Common Stock after 1:250 Reverse Split
Authorized	9,999,000,000	9,999,000,000
Issued and Outstanding	323,483	1,294
Reserved for Issuance	0	0
Authorized but Unissued	9,998,676,517	9,998,998,706

	Number of shares of Common Stock before 1:500 Reverse Split	Number of shares of Common Stock after 1:500 Reverse Split
Authorized	9,999,000,000	9,999,000,000
Issued and Outstanding	323,483	647
Reserved for Issuance	0	0
Authorized but Unissued	9,998,676,517	9,998,999,353

	Number of shares of Common Stock before 1:750 Reverse Split	Number of shares of Common Stock after 1:750 Reverse Split
Authorized	9,999,000,000	9,999,000,000
Issued and Outstanding	323,483	431
Reserved for Issuance	0	0
Authorized but Unissued		9,998,999,569

	Number of shares of Common Stock before 1:1000 Reverse Split	Number of shares of Common Stock after 1:1000 Reverse Split
Authorized	9,999,000,000	9,999,000,000
Issued and Outstanding	323,483	323
Reserved for Issuance	0	0
Authorized but Unissued	9,998,676,517	9,998,999,677

Fractional Shares

No fractional shares of our Common Stock will be issued as a result of the Reverse Split. In the event the proposed Reverse Split leaves a shareholder with a fraction of a share, the number of shares due to the shareholder shall be rounded up. For example, if the proposed Reverse Split leaves an individual shareholder with one and one half shares, the shareholder will be issued, post proposed Reverse Split, two whole shares.

No Dissenters Rights

In connection with the approval of the Reverse Split, shareholders of the Company will not have a right to dissent and obtain payment for their shares under the NRS, the Articles or bylaws.

Tax Consequences to Common Shareholders

The following discussion sets forth the material United States federal income tax consequences that management believes will apply with respect to the Company and the shareholders of the Company who are United States holders at the effective time of the Reverse Split. This discussion does not address the tax consequences of transactions effectuated prior to or after the Reverse Split, including, without limitation, the tax consequences of the exercise of options, warrants or similar rights to purchase stock. For this purpose, a United States holder is a shareholder that is: (i) a citizen or resident of the United States, (ii) a domestic corporation, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion does not describe all of the tax  consequences  that may be  relevant  to a holder in light of his particular circumstances or to holders subject to special rules (such as dealers in  securities, financial institutions, insurance  companies, tax-exempt organizations, foreign  individuals and entities and persons who acquired their Common  Stock  as  compensation).  In addition, this summary is limited to shareholders who hold their Common Stock as capital assets. This discussion also does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction. Accordingly, each shareholder is strongly urged to consult with a tax adviser to determine the particular federal, state, local or foreign income or other tax consequences to such shareholder related to the reverse split.

No gain or loss should be recognized by a shareholder upon his or her exchange of pre-Reverse Split shares for post-Reverse Split shares except for those associated with any additional shares the shareholder receives (i) as a result of rounding up any post-Reverse Split fractional shares or (ii) due to the Reverse Threshold. The aggregate tax basis of the post-Reverse Split shares received in the Reverse Split will be the same as the shareholder’s aggregate tax basis in the pre-Reverse Split shares. The shareholder’s holding period for the post-Reverse Split shares will include the period during which the shareholder held the pre-Reverse Split shares surrendered in the Reverse Split.

Tax Consequences for the Company

We should not recognize any gain or loss as a result of the Reverse Split.

Vote Required

The procedure and requirements to affect the Reverse Split are set forth in Section 78.2055 of the NRS and provide that the proposed Reverse Split must first be adopted by the Board and then submitted to stockholders for their consideration. The Reverse Split must then be approved by a vote of stockholders holding a majority of the voting power of the affected class or series.

Our Board has adopted, ratified and approved of the Reverse Split and subsequently submitted the proposed Reverse Split to our shareholders for their approval.  The securities that are entitled to vote to approve of the Reverse Split consist of issued and outstanding shares of Common Stock outstanding as at December 15, 2009, the Record Date for determining shareholders who are entitled to notice of and to vote on the proposed Reverse Split.

As of the Record Date, there were 323,483 shares of Common Stock issued and outstanding. A majority of the Company’s shareholders representing 51.5% of the Common Stock entitled to vote on the Reverse Split have approved of the Reverse Split.

CORPORATE ACTION NO. 4
FORWARD SPLIT

Overview

The Board has recommended that the shareholders grant authority to the Board to affect a forward split of the Company’s Common Stock (the “Forward Split”). The Forward Split fraction shall be determined by the Board at a later time and at anytime until the next meeting of the Company’s shareholders which are entitled to vote on such actions and shall be limited to one of the following fractional Forward Split ratios (each a “Forward Ratio”): (i) 1-for-10 Forward Split; (ii) 1-for-20 Forward Split; (iii) 1-for-50 Forward Split; (iv) 1-for-100 Forward Split; (v) 1-for-250 Forward Split; (vi) 1-for-500 Forward Split; (vii) 1-for-750 Forward Split; and (viii) 1-for-1000 Forward Split.  In the event the Board affects a Forward Split, the total number of authorized shares will remain unchanged.

Effects of Forward Split

Following the effectiveness, if any, of a Forward Split, current shareholders shall be issued more shares of Common Stock, with such number of shares dependent on the Forward Ratio ratified by the Board. For example, if the Board approves of a 1-for-10 Forward Split, a shareholder owning 100 shares of Common Stock prior to such Forward Split would hold 1,000 shares of Common Stock following such Forward Split. THE HIGHER THE FORWARD RATIO (1-FOR-1000 BEING HIGHER THAN 1-FOR-100 FOR EXAMPLE), THE GREATER THE INCREASE OF RELATED SHARES EACH EXISTING SHAREHOLDER, POST FORWARD SPLIT, WILL EXPERIENCE.

In deciding whether to implement the Forward Split and Forward Ratio to be used, the Board will consider, among other things, (i) the potential impact and anticipated benefits as the Company moves toward profitability, (ii) the market price of the  Common Stock at such time, (iii) the number of shares that will be outstanding after the Forward Split, (iv) the shareholders’ equity at such time, (v) the shares of Common Stock available for issuance in the future, (vi) the liquidity of the Common Stock in the market, and (vii) the nature of the Company’s operations. The Board shall maintain the right to elect not to proceed with the Forward Split if it determines, in its sole discretion, that this proposal is no longer in the best interests of the Company.

Purposes of the Forward Split

The Board believes that the Company’s outstanding shares may need to be increased in order to reduce the per share market price of the Company’s Common Stock (as further described below) and facilitate higher levels of individual stock ownership where individual investors may not be able to afford or be amenable to higher stock prices. In the event the Company elects to affect a Forward Split, it is intention of the Company (i) to allow for additional shares to be available for issuance for general corporate purposes, including, but not limited to, public or private offerings, conversions of convertible securities, issuance of options pursuant to employee stock option plans, acquisition transactions and other general corporate purposes, and (ii) to allow for a potential increase the shareholders value by increasing the marketability and liquidity of the Common Stock.

The purpose of seeking shareholder approval of a range of exchange ratios (rather than a fixed exchange ratio) is to provide the Company with the flexibility to achieve the desired results of the Forward Split. Following the approval of this corporate action, the Board will affect a Forward Split only upon the Board’s determination that a Forward Split would be in the best interests of the Company at that time. If the Board were to affect a Forward Split, the Board would set the timing for such a split and select the specific ratio as set forth herein. No further action on the part of shareholders will be required to either implement or abandon the Forward Split. If the Board determines to implement the Forward Split, we would communicate to the public, prior to the effective date of the Forward Split, additional details regarding the Forward Split, including the specific ratio the board selects. If the Board does not implement the Forward Split by December 31, 2010, the authority granted in this proposal to implement the Forward Split will terminate.

Common Stock

After the effective date of the Forward Split, each shareholder will own more shares of our Common Stock, but the per-share value of these shares may decrease proportionately. The Forward Split would not change the number of authorized shares of Common Stock designated by our Articles. Following the Effective Date of a Forward Split and amendment to our Articles, we will have authorized 10,000,000,000 million shares of Common Stock. Thus, following a Forward Split, because the number of issued and outstanding shares of Common Stock would increase, the number of shares remaining available for issuance under our Articles would effectively decrease.

All outstanding options and warrants to purchase shares of our Common Stock, including any held by our officers and directors, would be adjusted as a result of the Forward Split. In particular, the number of shares issuable upon the exercise of each instrument would be increased, and the exercise price per share, if applicable, would be decreased, in accordance with the terms of each instrument and based on the ratio of the Forward Split.

The below charts outline the capital structure following the increase in the Company’s authorized stock as described in Corporate Action No.1 herein and prior to and immediately following a possible Forward Split, with each individual possible Forward Ratio accounted for. Note the number of shares disclosed as “Issued and Outstanding” in the below charts account for the number of shares issued and outstanding as of the Record Date.

	Number of shares of Common Stock before 1:10 Forward Split	Number of shares of Common Stock after 1:10 Forward Split
Authorized	9,999,000,000	9,999,000,000
Issued and Outstanding	323,483	3,234,830
Reserved for Issuance	0	0
Authorized but Unissued	9,998,676,517	9,995,765,170

	Number of shares of Common Stock before 1:20 Forward Split	Number of shares of Common Stock after 1:20 Forward Split
Authorized	9,999,000,000	9,999,000,000
Issued and Outstanding	323,483	6,469,660
Reserved for Issuance	0	0
Authorized but Unissued	9,998,676,517	9,992,530,340

	Number of shares of Common Stock before 1:50 Forward Split	Number of shares of Common Stock after 1:50 Forward Split
Authorized	9,999,000,000	9,999,000,000
Issued and Outstanding	323,483	16,174,150
Reserved for Issuance	0	0
Authorized but Unissued	9,998,676,517	9,982,825,850

	Number of shares of Common Stock before 1:100 Forward Split	Number of shares of Common Stock after 1:100 Forward Split
Authorized	9,999,000,000	9,999,000,000
Issued and Outstanding	323,483	32,348,300
Reserved for Issuance	0	0
Authorized but Unissued	9,998,676,517	9,966,651,700

	Number of shares of Common Stock before 1:250 Forward Split	Number of shares of Common Stock after 1:250 Forward Split
Authorized	9,999,000,000	9,999,000,000
Issued and Outstanding	323,483	80,870,750
Reserved for Issuance	0	0
Authorized but Unissued	9,998,676,517	9,918,129,250

	Number of shares of Common Stock before 1:500 Forward Split	Number of shares of Common Stock after 1:500 Forward Split
Authorized	9,999,000,000	9,999,000,000
Issued and Outstanding	323,483	161,741,500
Reserved for Issuance	0	0
Authorized but Unissued	9,998,676,517	9,837,258,500

	Number of shares of Common Stock before 1:750 Forward Split	Number of shares of Common Stock after 1:750 Forward Split
Authorized	9,999,000,000	9,999,000,000
Issued and Outstanding	323,483	242,612,250
Reserved for Issuance	0	0
Authorized but Unissued		9,756,387,750

	Number of shares of Common Stock before 1:1000 Forward Split	Number of shares of Common Stock after 1:1000 Forward Split
Authorized	9,999,000,000	9,999,000,000
Issued and Outstanding	323,483	323,483,000
Reserved for Issuance	0	0
Authorized but Unissued	9,998,676,517	9,675,517,000

Fractional Shares

No fractional shares of our Common Stock will be issued as a result of the Forward Split. In the event the proposed Forward Split leaves a shareholder with a fraction of a share, the number of shares due to the shareholder shall be rounded up. For example, if the proposed Forward Split leaves an individual shareholder with one and one half shares, the shareholder will be issued, post proposed Forward Split, two whole shares.

No Dissenters Rights

In connection with the approval of the Forward Split, shareholders of the Company will not have a right to dissent and obtain payment for their shares under the NRS, the Articles of Incorporation or bylaws.

Tax Consequences to Common Shareholders

The following discussion sets forth the material United States federal income tax consequences that management believes will apply with respect to the Company and the shareholders of the Company who are United States holders at the effective time of the Forward Split. This discussion does not address the tax consequences of transactions effectuated prior to or after the Forward Split, including, without limitation, the tax consequences of the exercise of options, warrants or similar rights to purchase stock. For this purpose, a United States holder is a shareholder that is: (i) a citizen or resident of the United States, (ii) a domestic corporation, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion does not describe all of the tax  consequences  that may be  relevant  to a holder in light of his particular circumstances or to holders subject to special rules (such as dealers in  securities, financial institutions, insurance  companies, tax-exempt organizations, foreign  individuals and entities and persons who acquired their Common  Stock  as  compensation).  In addition, this summary is limited to shareholders who hold their Common Stock as capital assets. This discussion also does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction. Accordingly, each shareholder is strongly urged to consult with a tax adviser to determine the particular federal, state, local or foreign income or other tax consequences to such shareholder related to the reverse split.

No gain or loss should be recognized by a shareholder upon his or her exchange of pre-Forward Split shares for post-Forward Split shares except for those associated with any additional shares the shareholder receives (i) as a result of rounding up any post-Forward Split fractional shares or (ii) due to the Forward Threshold. The aggregate tax basis of the post-Forward Split shares received in the Forward Split will be the same as the shareholder’s aggregate tax basis in the pre-Forward Split shares. The shareholder’s holding period for the post-Forward Split shares will include the period during which the shareholder held the pre-Forward Split shares surrendered in the Forward Split.

Tax Consequences for the Company

We should not recognize any gain or loss as a result of the Forward Split.

Vote Required

The procedure and requirements to affect the Forward Split are set forth in Section 78.2055 of the NRS and provide that the proposed Forward Split must first be adopted by the Board and then submitted to stockholders for their consideration. The Forward Split must then be approved by a vote of stockholders holding a majority of the voting power of the affected class or series.

Our Board has adopted, ratified and approved of the Forward Split and subsequently submitted the proposed Forward Split to our shareholders for their approval.  The securities that are entitled to vote to approve of the Forward Split consist of issued and outstanding shares of Common Stock outstanding as at December 15, 2009, the Record Date for determining shareholders who are entitled to notice of and to vote on the proposed Forward Split.

As of the Record Date, there were 323,483 shares of Common Stock issued and outstanding. A majority of the Company’s shareholders representing 51.5% of the Common Stock entitled to vote on the Forward Split have approved of the Forward Split.

CORPORATE ACTION NO. 5
RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Overview

The Board has recommended that the shareholders grant authority to the Board to re-appoint Chang G. Park, CPA as the Company’s independent public accountant during the 2010 fiscal year, to serve in the same capacity for the fiscal year ending December 31, 2009 (the “Auditor Appointment”). Although stockholder ratification of the Auditor Appointment is not required, the Board considered it desirable for the stockholders to pass upon the selection of the independent public accountants. Even though the selection was ratified, the Company may, in its discretion, direct the appointment of a different independent public accounting firm at any time during the year if the Company believes that such a change would be in the best interests of the Company and its stockholders.

As reported in our Form 8-K originally filed with the SEC on July 28, 2009, in July of 2009, our former accountant, Pollard-Kelley Auditing Services, Inc., (“Pollard-Kelley”) resigned. Pollard-Kelley audited our financial statements as of and for the years ended December 31, 2008 and 2007. The decision regarding the leave of Pollard-Kelley was the sole decision of Pollard-Kelley and such resignation was not recommended or approved of by the Board or any audit or similar committee. On or about July 16, 2009, we retained Chang G. Park, CPA, our current auditor, to review all interim period financial statements going forward and audit our financial statements for the upcoming year ending December 31, 2009. Such change in accountant was approved by the Board.

The reports of our prior certifying accountant, Pollard-Kelley, on our financial statements as of and for the years ended December 31, 2008 and 2007 contained an adverse opinion or a disclaimer of opinion and were qualified or modified as to uncertainty, audit scope, or accounting principles in that the auditor expressed concerns that, in connection with the Company’s lack of significant revenues, there existed a substantial doubt that the Company would be able to continue as a going concern. Such uncertainty was discussed with the former auditor and the Board has authorized Pollard-Kelley to respond fully to any inquiries regarding such adverse opinion by the Company’s new accountant, Chang G. Park, CPA.

Other than as discussed above, in connection with the audits of our most recent two years ended December 31, 2008 and 2007 and the subsequent interim periods, there were no other disagreements between Pollard-Kelley and us on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, that, if not resolved to the satisfaction of Pollard-Kelley would have caused Pollard-Kelley to make reference to the subject matter of the disagreement in connection with its reports on our financial statements for such years.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Pollard-Kelley for the audit of our annual financial statement and review of financial statements included in our 10-Q reports and services normally provided by the accountant in connection with statutory and regulatory filings or engagements were approximately $8,000 for fiscal year ended 2008 and $8,000 for fiscal year ended 2007.

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by Pollard-Kelley that are reasonably related to the performance of the audit or review of our financial statements that are not reported above were $0 for fiscal years ended 2008 and 2007.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by Pollard-Kelley for tax compliance, tax advice, and tax planning were approximately $0 for fiscal year ended 2008 and consisted of tax compliance services and $0 for fiscal year ended 2007 and consisted of tax compliance services.

All Other Fees

There were no other aggregate fees billed in either of the last two fiscal years for products and services provided by Pollard-Kelley, other than the services reported above.

Vote Required

Although stockholder approval is not required, the Board considers it desirable for the stockholders to pass upon the selection of the independent auditor. Our Board has adopted, ratified and approved of the selection of the independent auditor and submitted the action to our shareholders for their approval.  The securities that are entitled to vote to approve of the independent auditor consist of the issued and outstanding shares of Common Stock outstanding as at December 15, 2009, the Record Date for determining shareholders who are entitled to notice of and to vote on the proposed action.

As of the Record Date, there were 323,483 shares of Common Stock issued and outstanding. A majority of the Company’s shareholders representing 51.5% of the Common Stock entitled to vote on the appointment of Chang G. Park, CPA as independent auditor have approved of such appointment.

CORPORATE ACTION NO. 6
ELECTION OF DIRECTORS

Overview

The Board has recommended that the shareholders ratify the prior appointment of Brad M. Bingham, Esq. (“Mr. Bingham”) as the Company’s Interim Chairman of the Board and approve of the re-election of Mr. Bingham to serve on the Company’s Board for the 2010 fiscal year (the “Board Appointment”). Mr. Bingham will hold office until the next annual meeting of stockholders and thereafter until his successor is elected and qualified.

Brad M. Bingham, Esq.

Brad M. Bingham, Esq. maintains significant experience managing, advising and operating small and microcap publicly traded companies. Mr. Bingham is a licensed attorney and has provided clients with general corporate counsel services with a focus on the public company business sector since 2006. Mr. Bingham maintains extensive knowledge of corporate entity governance and management, public and private company debt, equity and mezzanine financing and corporate restructuring, recapitalization and M&A transactions. Prior to providing clients with legal counsel, Mr. Bingham worked as a private independent consultant providing public and private companies with various consulting services relating to public and private company financing, corporate restructurings and recapitalizations and various venture fundings since 2004. Mr. Bingham is a member of the California State Bar and admitted to practice in California.

Vote Required

Although stockholder approval is not required for the ratification of the prior appointment of Mr. Bingham, the Board considers it desirable for the stockholders to pass upon such Board Appointment, in addition to the re-election of Mr. Bingham as described above. Our Board has adopted, ratified and approved of the Board Appointment and subsequently submitted the Board Appointment to our shareholders for their approval.  The securities that are entitled to vote on the Board Appointment consist of issued and outstanding shares of Common Stock outstanding as at December 15, 2009, the Record Date for determining shareholders who are entitled to notice of and to vote on the Board Appointment.

As of the Record Date, there were 323,483 shares of Common Stock issued and outstanding. A majority of the Company’s shareholders representing 51.5% of the Common Stock entitled to vote on the Board Appointment have approved of the Board Appointment.

CORPORATE ACTION NO. 7
EMPLOYEE STOCK OPTION PLAN

Overview

The Board has recommended that the shareholders grant authority to the Board to create and implement an Employee Stock Incentive Plan (the “Plan”). The following is a summary of the Plan and is qualified in its entirety by the full text of the Plan which has been attached hereto as an Exhibit B. Capitalized terms used herein but not defined herein shall have the respective meanings ascribed such terms in the Plan. No shares have been issued or are required to be issued pursuant to the terms of the Plan as of the date of this Information Statement.

Purpose

The purpose of the Plan is to assist in attracting and retaining highly competent key employees, non-employee directors and consultants and to act as an incentive in motivating selected key employees, non-employee directors and consultants of the Company to achieve long-term corporate objectives. The Company does not currently have any plans to issue any shares or make any grants under the Plan.

Administration of the Plan

The Plan shall be administered by a committee of the Board (the “Committee”). The Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the Plan, to establish, modify and amend administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. The Committee may, subject to compliance with applicable legal requirements, delegate such of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company.  In addition, the Board may exercise any of the authority conferred upon the Committee hereunder.  In the event of any such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer to the delegate of the Committee or the Board, as the case may be.

Number of Authorized Shares

Under the Plan, the Board is authorized to sell or award up to 5,000,000 shares and/or options of Common Stock; provided, however, if the outstanding Common Stock shall be hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, reorganization, merger, consolidation, share exchange, or other business combination in which the Company is the surviving parent corporation, stock split-up, combination of shares, or dividend or other distribution payable in capital stock or rights to acquire capital stock, appropriate adjustment shall be made by the Board in the number and kind of shares which may be granted under the Plan. For example, in the event the Company effectuates a 1-for-10 forward split, the number of Shares that are authorized by and may be sold under the Plan shall be 50,000,000.

Eligibility

Participants in the Plan shall be such key employees, non-employee directors and consultants of the Company, whether or not members of the Board, as the Committee, in its sole discretion, may designate from time to time. The Committee’s designation of a Participant in any year shall not require the Committee to designate such person to receive Awards in any other year. The designation of a Participant to receive an Award under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan.  The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the types and amounts of their respective Awards.

Tax Withholding and Tax Offset Payments

The Company shall be entitled to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under any Award, and the Company may defer payment of cash or issuance of shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax.

Vote Required

Our Board has adopted, ratified and approved of the Plan and subsequently submitted the Plan to our shareholders for their approval.  The securities that are entitled to vote to approve the Plan consist of issued and outstanding shares of Common Stock outstanding as at December 15, 2009, the Record Date for determining shareholders who are entitled to notice of and to vote on the Plan.

As of the Record Date, there were 323,483 shares of Common Stock issued and outstanding. A majority of the Company’s shareholders representing 51.5% of the Common Stock entitled to vote on the Plan have approved of the Plan.

ADDITIONAL CORPORATE ACTIONS

Pursuant to prior Board and shareholder approval as more fully described in our Definitive Schedule 14C filed with the SEC on December 12, 2008 and effective on December 22, 2008, the Company is authorized, by Board action and without shareholder approval or vote, to amend the Company’s Articles to effect a corporate name change. Pursuant to Board resolution and in connection with the amendment to the Articles in order to effectuate the Corporate Actions described herein, the Company may amend its Articles in order to change the corporate name from CoConnect, Inc. to Endura Gold Corporation; provided however, the Board reserves the right to either elect not to change the name of the Company or, in the alternative, change the name of the Company to another name as the Board sees fit.

EXPECTED DATE FOR EFFECTING THE CORPORATE ACTIONS

Under Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the Corporate Actions cannot be affected until 20 days after the date this Information Statement is sent to the Company’s stockholders. This Information Statement will be sent on or about January ___, 2010 to the stockholders of the Company as of the Record Date.

Pursuant to the consent resolutions adopted by a majority of the stockholders, notwithstanding the fact that the Corporate Actions have been approved by the Company’s majority stockholders, the Company’s Board may, by resolution, abandon the Corporate Actions at any time prior to the effective date of the Corporate Actions without any further action by the Company’s stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of December 15, 2009 by the following persons:

•	each person who is known to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;
•	each of our directors and executive officers; and
•	all of our directors and executive officers as a group.

Name And Address	Number Of Shares Beneficially Owned	Percentage Owned

Brad M. Bingham, Esq. (1)	0	0%
Turnaround Advisors, LLC(2)	166,666	51.5%

All directors, officers and 5% shareholders as a group	166,666	51.5%

                 (1)           The address is 2038 Corte Del Nogal, Suite 110, Carlsbad, California 92011.
                 (2)           The address is 32 W. 200 South, Suite 360, Salt Lake City, Utah 84101.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  The number of shares and the percentage beneficially owned by each individual listed above include shares that are subject to options held by that individual that are immediately exercisable or exercisable within 60 days from the date of this report and the number of shares and the percentage beneficially owned by all officers and directors as a group includes shares subject to options held by all officers and directors as a group that are immediately exercisable or exercisable within 60 days from the date of this report.

DISSENTER’S RIGHTS OF APPRAISAL

The Nevada Revised Statutes do not provide for dissenter’s rights in connection with the proposed amendment to our Articles of Incorporation.
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed Corporate Actions which is not shared by all other stockholders.

FORWARD-LOOKING STATEMENTS

The following is a "safe harbor" statement under the Private Securities Litigation Reform Act of 1995: Statements contained in this document that are not based on historical facts are "forward-looking statements". Terms such as "anticipates",  "believes", "estimates", "expects", "plans", "predicts", "may", "should",  "will", the negative thereof and similar expressions are intended to identify  forward-looking statements. Such statements are by nature subject to  uncertainties and risks, including but not limited to: our reliance on certain major clients; the successful combination of revenue growth with operating expense reduction to result in improved profitability and cash flow; government regulation and tax policy; economic conditions; competition and pricing; dependence on our labor force; reliance on technology; telephone and internet service dependence; the ability, means, and willingness of financial markets to finance our operations; and other operational, financial or legal risks or uncertainties detailed in our SEC filings from time to time. Should one or more of these uncertainties or risks materialize, actual results may differ materially from those described in the forward-looking statements. We disclaim any intention or obligation to revise any forward-looking statements whether as a result of new expectations, conditions or circumstances, or otherwise.
WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are also available to the public at the Internet site maintained by the SEC at http://www.sec.gov.

You should rely only on the information contained in, or incorporated by reference as an exhibit to, this Information Statement. We have not authorized anyone else to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than January ___ 2010, or such earlier date as is expressly set forth herein.

Dated: January ___, 2010	By order of the Board of Directors /s/ Brad M. Bingham, Esq. _______________________________ By: Brad M. Bingham, Esq. Its: Interim Chief Executive Officer and Director

EXHIBIT A

CERTIFICATE OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
COCONNECT, INC.
A Nevada Corporation

COCONNECT, INC., a Nevada corporation (the “Corporation”) organized and existing under and by virtue of the provisions of the Nevada Revised Statutes of the State of Nevada (the “NRS”) DOES HEREBY CERTIFY:

Pursuant to the NRS, the Board of Directors of the Corporation hereby file this Certificate of Amendment to the Articles of Incorporation (the “Certificate”) and amends Article Three as follows:

RESOLVED, that the Articles of Incorporation of this corporation be amended as follows:

ARTICLE THREE. [SHARES].

3.1           Authorized Capital Stock.  The aggregate number of shares which this Corporation shall have authority to issue is Ten Billion (10,000,000,000) shares, consisting of (a) Nine Billion Nine Hundred Ninety Nine Million (9,999,000,000) shares of common stock, par value $0.001 per share (the “Common Stock”) and (b) One Million (1,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), issuable in one or more series as hereinafter provided. A description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, and preferences granted to, and restrictions imposed upon, the shares of each class are as follows:

3.2           Common Stock. Each outstanding share of Common Stock of the Corporation shall be entitled to one vote and each fractional share of Common Stock shall be entitled to a corresponding fractional vote on each matter submitted to a vote of the shareholders. A majority of all shares of stock, both Common Stock and Preferred Stock, entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. Except as otherwise provided by these Articles of Incorporation or the NRS, if a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders.

3.3           Preferred Stock. Shares of Preferred Stock may be issued in any number of series from time to time by the Board of Directors, and the Board of Directors, pursuant to the Corporation’s Articles of Incorporation and Bylaws, is expressly authorized to fix by resolution or resolutions the designations and the voting powers, preferences, rights and qualifications, limitations or restrictions thereof, of the shares of each series of Preferred Stock.

EXHIBIT B

CoConnect, Inc.
2010 Stock Incentive Plan

ARTICLE I
PURPOSE AND ADOPTION OF THE PLAN

1.1           Purpose.  The purpose of the CoConnect, Inc. 2010 Stock Incentive Plan (hereinafter referred to as the “Plan”) is to assist in attracting and retaining highly competent key employees, non-employee directors and consultants and to act as an incentive in motivating selected key employees, non-employee directors and consultants of CoConnect, Inc. and its Subsidiaries (as defined below) to achieve long-term corporate objectives.

1.2           Adoption and Term.  The Plan has been approved by the Board of Directors (hereinafter referred to as the “Board”) of CoConnect, Inc. (hereinafter referred to as the “Company”), to be effective as of the date the Plan is approved by the Board (the “Effective Date”), subject to the approval of the stockholders of the Company.  The Plan shall remain in effect until terminated by action of the Board; provided, however, that no Incentive Stock Option (as defined below) may be granted hereunder after the tenth anniversary of the Effective Date. The Company intends that any grant, award or other acquisition of the Company’s securities pursuant to the Plan to any officer and/or director of the Company shall be exempt from Section 16(b) of the Exchange Act.

ARTICLE II
DEFINITIONS

2.1           For the purposes of this Plan, capitalized terms shall have the following meanings:

“Award” means any grant to a Participant of one or a combination of Non-Qualified Stock Options or Incentive Stock Options, and Stock Appreciation Rights, Restricted Shares and Performance Awards described herein.

“Award Agreement” means a written agreement between the Company and a Participant or a written notice from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

“Award Period” means, with respect to an Award, the period of time set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

“Beneficiary” means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company or by operation of law, succeeds to the rights and obligations of the Participant under the Plan and an Award Agreement upon the Participant’s death.

“Board” means the Board of Directors of the Company.

“Change in Control” means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:

(a)           Consummation by the Company of a reorganization, merger, consolidation or similar transaction (a “Reorganization Transaction”), in each case, unless, immediately following such Reorganization Transaction, more than 50% of, respectively, the outstanding shares of common stock (or similar equity security) of the corporation or other entity resulting from or surviving such Reorganization Transaction and the combined voting power of the securities of such corporation or other entity entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and the Company Voting Securities immediately prior to such Reorganization Transaction in substantially the same proportions as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such Reorganization Transaction; or

(b)           Consummation by the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company to a corporation or other entity, unless, with respect to such corporation or other entity, immediately following such sale or other disposition more than 50% of, respectively, the outstanding shares of common stock (or similar equity security) of such corporation or other entity and the combined voting power of the securities of such corporation or other entity entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and the Company Voting Securities immediately prior to such sale or disposition in substantially the same proportions as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such sale or disposition.

“Code” means the Internal Revenue Code of 1986, as amended.  References to a section of the Code include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

“Committee” means the committee established in accordance with Section 3.1.

“Company” means CoConnect, Inc., a Nevada Corporation, and its successors.

“Common Stock” means the Company’s common Stock, par value $.001 per share.

“Company Voting Securities” means the combined voting power of all outstanding securities of the Company entitled to vote generally in the election of directors of the Company.

“Date of Grant” means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

“Effective Date” shall have the meaning given to such term in Section 1.2.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means, with respect to a Stock Appreciation Right, the amount established by the Committee in the related Award Agreement as the amount to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant, as further described in Section 6.2(b).

"Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

(i)           if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NYSE Archipelago Exchange, the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, the Fair Market Value of a Share of Common Stock shall be the closing sales price of a Share of Common Stock (or the closing bid, if no such sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)           if the Common Stock is listed on the OTC Bulletin Board or on the Pink Sheets trading market or is otherwise regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)           if neither clause (i) above nor clause (ii) above applies, the Fair Market Value shall be determined in good faith by the Administrator.

 “Incentive Stock Option” means a stock option within the meaning of Section 422 of the Code.

“Merger” means any merger, reorganization, consolidation, share exchange, transfer of assets or other transaction having similar effect involving the Company.

“Non-Employee Director” means a member of the Board who (i) is not currently an officer or otherwise employed by the Company or a parent or a subsidiary of the Company, (ii) does not receive compensation directly or indirectly from the Company or a parent or a subsidiary of the Company for services rendered as a consultant or in any capacity other than as a director, except for an amount for which disclosure would not be required pursuant to Item 404(a) of Regulation S-K, (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K, (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K, and (v) qualifies as “Outside Director” pursuant to Section 162(m) of the Code.

“Non-Employee Director Option” means a stock option granted to a Non-Employee Director in accordance with Section 6.1(a).

“Non-Qualified Stock Option” means a stock option which is not an Incentive Stock Option.

“Options” means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.

“Outstanding Common Stock” means, at any time, the issued and outstanding shares of Common Stock.

“Participant” means a person designated to receive an Award under the Plan in accordance with Section 5.1.

“Performance Awards” means Awards granted in accordance with Article VIII.

“Plan” means the CoConnect, Inc. 2010 Stock Incentive Plan as described herein, as the same may be amended from time to time.

“Purchase Price”, with respect to Options, shall have the meaning set forth in Section 6.1(b).

“Restricted Shares” means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

“Retirement” means early or normal retirement under a pension plan or arrangement of the Company or one of its Subsidiaries in which the Participant participates.

“Stock Appreciation Rights” means Awards granted in accordance with Article VI.

“Subsidiary” means a subsidiary of the Company within the meaning of Section 424(f) of the Code.

“Termination of Employment” means the voluntary or involuntary termination of a Participant’s employment with the Company or a Subsidiary for any reason, including death, disability, retirement or as the result of the divestiture of the Participant’s employer or any similar transaction in which the Participant’s employer ceases to be the Company or one of its Subsidiaries.  Whether entering military or other government service shall constitute Termination of Employment, or whether a Termination of Employment shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.  In the case of a consultant who is not an employee of the Company or a Subsidiary, Termination of Employment shall mean voluntary or involuntary termination of the consulting relationship for any reason.  In the case of a Non-Employee Director, Termination of Employment shall mean voluntary or involuntary termination, non-election, removal or other act which results in such Non-Employee Director no longer serving in such capacity.

ARTICLE III
ADMINISTRATION

3.1           Committee.  The Plan shall be administered by a committee of the Board (the “Committee”).  The Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants.  The Committee shall have the sole discretionary authority to interpret the Plan, to establish, modify and amend administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable.  The Committee may, subject to compliance with applicable legal requirements, delegate such of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company.  In addition, the Board may exercise any of the authority conferred upon the Committee hereunder.  In the event of any such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer to the delegate of the Committee or the Board, as the case may be.
ARTICLE IV
SHARES

4.1           Number of Shares Issuable.  The total number of shares initially authorized to be issued under the Plan shall be five million (5,000,000) shares of Common Stock. The number of shares available for issuance under the Plan shall be subject to adjustment in accordance with the terms herein.  The shares to be offered under the Plan shall be authorized and unissued shares of Common Stock, or issued shares of Common Stock which will have been reacquired by the Company.

4.2           Shares Subject to Terminated Awards.  Shares of Common Stock covered by any unexercised portions of terminated Options (including canceled Options) granted under Article VI, shares of Common Stock forfeited as provided in Section 7.2(a) and shares of Common Stock subject to any Award that are otherwise surrendered by a Participant may be subject to new Awards under the Plan.  Shares of Common Stock subject to Options, or portions thereof, that have been surrendered in connection with the exercise of Stock Appreciation Rights shall not be available for subsequent Awards under the Plan, but shares of Common Stock issued in payment of such Stock Appreciation Rights shall not be charged against the number of shares of Common Stock available for the grant of Awards hereunder.

ARTICLE V
PARTICIPATION

5.1           Eligible Participants.  Participants in the Plan shall be such key employees, non-employee directors and consultants of the Company and its Subsidiaries, whether or not members of the Board, as the Committee, in its sole discretion, may designate from time to time.  The Committee’s designation of a Participant in any year shall not require the Committee to designate such person to receive Awards in any other year.  The designation of a Participant to receive an Award under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan.  The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the types and amounts of their respective Awards.

ARTICLE VI
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

6.1           Option Awards.

(a)           Grant of Options.  The Committee may grant, to such Participants as the Committee may select, Options entitling the Participants to purchase shares of Common Stock from the Company in such numbers, at such prices, and on such terms and subject to such conditions, not inconsistent with the terms of the Plan, as may be established by the Committee and are subject to adjustment as described herein.  Non-Qualified Stock Options granted after the Effective Date shall have an exercise price of not less than 100% of the Fair Market Value on the Date of Grant.  Other Incentive Stock Options may be granted at such prices and in such quantities as determined by the Committee. Except as provided in Sections 6.3(c), or 6.5, Non-Employee Director Options shall not be exercisable prior to the first anniversary of the Date of Grant, at which time they will be immediately exercisable, in whole or in part, and shall remain exercisable until the tenth anniversary of the Date of Grant.

(b)           Purchase Price of Options.  The Purchase Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee.

(c)           Designation of Options.  Except as otherwise expressly provided in the Plan, the Committee may designate, at the time of the grant of an Option, such Option as an Incentive Stock Option or a Non-Qualified Stock Option; provided, however, that an Option may be designated as an Incentive Stock Option only if the applicable Participant is an employee of the Company or a Subsidiary on the Date of Grant.

(d)           Incentive Stock Option Share Limitation.  No Participant may be granted Incentive Stock Options under the Plan (or any other plans of the Company and its Subsidiaries) that would result in Incentive Stock Options to purchase shares of Common Stock with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable by such Participant in any one calendar year.

(e)           Rights as a Stockholder.  A Participant or a transferee of an Option pursuant to Section 9.4 shall have no rights as a stockholder with respect to the shares of Common Stock covered by an Option until that Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made with respect to any such shares of Common Stock for dividends in cash or other property or distributions of other rights on the Common Stock for which the record date is prior to the date on which that Participant or transferee shall have become the holder of record of any shares covered by such Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 9.7.

6.2           Stock Appreciation Rights.

(a)           Stock Appreciation Right Awards.  The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights.  Such Stock Appreciation Rights may be granted either independent of or in tandem with Options granted to the same Participant.  Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of Non-Qualified Stock Options, subsequent to, the grant to such Participant of the related Options; provided, however, that:  (i) any Option covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Option with respect to the same share, and (iii) an Option and a Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously.  Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.2(c).

(b)           Exercise Price.  The Exercise Price established for any Stock Appreciation Right granted under this Plan shall be determined by the Committee, but in the case of Stock Appreciation Rights granted in tandem with Options shall not be less than the Purchase Price of the related Options.  Upon exercise of Stock Appreciation Rights, the number of shares issuable upon exercise under any related Options shall automatically be reduced by the number of shares of Common Stock represented by such Options which are surrendered as a result of the exercise of such Stock Appreciation Rights.

(c)           Payment of Incremental Value.  Any payment that may become due from the Company by reason of a Participant’s exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock.  In the event that all or a portion of the payment is to be made in Common Stock, the number of shares of Common Stock to be delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the date of exercise.  No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would otherwise be issuable, the combination of cash and Common Stock payable to a Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.

6.3           Terms of Stock Options and Stock Appreciation Rights.

(a)           Conditions on Exercise.  An Award Agreement with respect to Options and/or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant.

(b)           Duration of Options and Stock Appreciation Rights.  Options and Stock Appreciation Rights shall terminate after the first to occur of the following events:

(i)           Expiration of the Option or Stock Appreciation Right as provided in the related Award Agreement; or

(ii)           Termination of the Award as provided in Section 6.3(e), following the applicable Participant’s Termination of Employment; or

(iii)           In the case of an Incentive Stock Option, ten years from the Date of Grant; or

(iv)           Solely in the case of a Stock Appreciation Right granted in tandem with an Option, upon the expiration of the related Option.

(b)           Acceleration of Exercise Time.  The Committee, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable at any time after the Date of Grant, to permit the exercise of any Option or Stock Appreciation Right prior to the time such Option or Stock Appreciation Right would otherwise become exercisable under the terms of the related Award Agreement.

(c)           Extension of Exercise Time.  The Committee, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of any Option or Stock Appreciation Right after its expiration date described in Section 6(b).

6.4           Termination.

(a)           Termination.  In the event of Termination of Employment of a Participant other than by reason of death, disability or Retirement, the right of the Participant to exercise any Option or Stock Appreciation Right shall terminate 90 days after the date of such Termination of Employment, unless the exercise period is extended by the Committee in accordance with Section 6.3(d).

(b)           Disability or Retirement.  In the event of a Participant’s Termination of Employment by reason of disability or Retirement, the right of the Participant to exercise any Option or Stock Appreciation Right which he or she was entitled to exercise upon Termination of Employment (or which became exercisable at a later date pursuant to Section 6.3(e)(ii)) shall terminate one year after the date of such Termination of Employment, unless the exercise period is extended by the Committee in accordance with Section 6.3(d).  In no event, however, may any Option or Stock Appreciation Right be exercised later than the date of expiration of the Option determined pursuant to Section 6.3(b)(i), (iii) or (iv).

(c)           Death.  In the event of the death of a Participant while employed by the Company or a Subsidiary or within any additional period of time from the date of the Participant’s Termination of Employment and prior to the expiration of any Option or Stock Appreciation Right as provided pursuant to Section 6.3(e)(i)(B) or Section 6.3(d) above, to the extent the right to exercise the Option or Stock Appreciation Right was accrued as of the date of such Termination of Employment and had not expired during such additional period, the right of the Participant’s Beneficiary to exercise the Option or Stock Appreciation Right shall terminate one year after the date of the Participant’s death (but in no event more than one year from the date of the Participant’s Termination of Employment by reason of disability or Retirement), unless the exercise period is extended by the Committee in accordance with Section 6.3(d).  In no event, however, may any Option or Stock Appreciation Right be exercised later than the date of expiration of the Option determined pursuant to Section 6.3(b)(i), (iii) or (iv).

(d)           Termination of Unvested Options or Stock Appreciation Rights. Upon Termination of Employment.  Subject to Section 6.3(c), to the extent the right to exercise an Option or a Stock Appreciation Right, or any portion thereof, has not accrued as of the date of Termination of Employment, such right shall expire at the date of such Termination of Employment.  Notwithstanding the foregoing, the Committee, in its sole discretion and under such terms as it deems appropriate, may permit, for a Participant who terminates employment by reason of Retirement and who will continue to render significant services to the Company or one of its Subsidiaries after his or her Termination of Employment, the continued vesting of his or her Options and Stock Appreciation Rights during the period in which that individual continues to render such services.

6.5           Exercise Procedures.  Each Option and Stock Appreciation Right granted under the Plan shall be exercised by written notice to the Company which must be received by the officer or employee of the Company designated in the Award Agreement at or before the close of business on the termination date of the Award.  The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Committee may (but shall not be required to) permit payment to be made by delivery to the Company of either (a) shares of Common Stock (which may include Restricted Shares or shares otherwise issuable in connection with the exercise of the Option, subject to such rules as the Committee deems appropriate) or (b) any combination of cash and Common Stock or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment in accordance with a cashless exercise program under which, if so instructed by a Participant, shares of Common Stock may be issued directly to the Participant’s broker or dealer upon receipt of an irrevocable written notice of exercise from the Participant).  In the event that any shares of Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of shares of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company.  The Participant may not transfer to the Company in satisfaction of the Purchase Price any fractional share of Common Stock.  Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose.  Unless the Committee shall otherwise determine, any shares of Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.

6.6         Adjustments upon Changes in Capitalization, dissolution, Merger or Sale of Assets.

(a)           Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

(b)           Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for a Participant to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Options covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Committee may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

(c)           Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Participant shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the Participant in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock, immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

6.7           Change in Control.  Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Options and Stock Appreciation Rights outstanding on the date of such Change in Control shall become immediately and fully exercisable.  The provisions of this Section 6.7 shall not be applicable to any Options or Stock Appreciation Rights granted to a Participant if any Change in Control results from such Participant’s beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.

ARTICLE VII
RESTRICTED SHARES

7.1           Restricted Share Awards.  The Committee may grant to any Participant an Award of such number of shares of Common Stock on such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of purchased or designated shares of Common Stock or other criteria, as the Committee shall establish.  With respect to performance-based Awards of Restricted Shares intended to qualify for deductibility under Section 162(m) of the Code, performance targets will include specified levels of one or more of operating income, return or investment, return on stockholders’ equity, earnings before interest, taxes, depreciation and amortization and/or earnings per share.  The terms of any Restricted Share Award granted under this Plan may be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

(a)           Issuance of Restricted Shares.  As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company or its agent, shares of Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award.  All shares of Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan.  Until the lapse or release of all restrictions applicable to an Award of Restricted Shares the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant.  Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.1(d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.1(d), free of any restrictions set forth in the Plan (however subject to any restrictions that may be imposed by law) shall be delivered to the Participant.

(b)           Stockholder Rights.  Beginning on the Date of Grant of a Restricted Share Award, the Participant shall become a stockholder of the Company with respect to all shares and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any shares of Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.1(a).

(c)           Restriction on Transferability.  None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code), pledged or sold prior to the lapse of the restrictions applicable thereto without prior Company approval.

(d)           Delivery of Shares Upon Vesting.  Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Section 7.3, the restrictions applicable to the Restricted Shares shall lapse.  As promptly as administratively feasible thereafter, subject to the requirements of Section 9.5, the Company shall deliver to the Participant or, in case of the Participant’s death, to the Participant’s Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

7.2           Terms of Restricted Shares.

(a)           Change in Control.  Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all restrictions applicable to the Restricted Share Award shall terminate fully and the Participant shall immediately have the right to the delivery of share certificates for such shares in accordance with Section 7.1(d).

ARTICLE VIII
PERFORMANCE AWARDS

8.1           Performance Awards.

(a)           Award Periods and Calculations of Potential Incentive Amounts.  The Committee may grant Performance Awards to Participants.  A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period.  Performance Awards may be made in conjunction with, or in addition to, Restricted Share Awards made under Article VII.  The Award Period shall be two or more fiscal or calendar years as determined by the Committee. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible employees, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

(b)           Performance Targets.  The performance targets may include such goals related to the performance of the Company and/or the performance of a Participant as may be established by the Committee in its discretion.  In the case of Performance Awards intended to qualify for deductibility under Section 162(m) of the Code, the targets will include specified levels of one or more of operating income, return on investment, return on stockholders’ equity, earnings before interest, taxes, depreciation and amortization and/or earnings per share.  The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period.  Except to the extent inconsistent with the performance-based compensation exception under Section 162(m) of the Code, in the case of Performance Awards granted to employees to whom such section is applicable, the Committee, in its discretion, but only under extraordinary circumstances as determined by the Committee, may change any prior determination of performance targets for any Award Period at any time prior to the final determination of the value of a related Performance Award when events or transactions occur to cause such performance targets to be an inappropriate measure of achievement.

(c)           Earning Performance Awards.  The Committee, on or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the applicable Performance Award to be earned based upon the degree of attainment of performance targets.

(d)           Payment of Earned Performance Awards.  Payments of earned Performance Awards shall be made in cash or shares of Common Stock or a combination of cash and shares of Common Stock, in the discretion of the Committee.  The Committee, in its sole discretion, may provide such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

8.2           Terms of Performance Awards.

(a)           Termination of Employment.  Unless otherwise provided below or in Section 8.3, in the case of a Participant’s Termination of Employment prior to the end of an Award Period, the Participant will not have earned any Performance Awards for that Award Period.

(b)           Retirement.  If a Participant’s Termination of Employment is because of Retirement prior to the end of an Award Period, the Participant will not be paid any Performance Award, unless the Committee, in its sole and exclusive discretion, determines that an Award should be paid.  In such a case, the Participant shall be entitled to receive a pro-rata portion of his or her Award as determined under subsection (d) of this Section 8.2.

(c)           Death or Disability.  If a Participant’s Termination of Employment is due to death or to disability (as determined in the sole and exclusive discretion of the Committee) prior to the end of an Award Period, the Participant or the Participant’s personal representative shall be entitled to receive a pro-rata share of his or her Award as determined under subsection (d) of this Section 8.2.

(d)           Pro-Rata Payment.  The amount of any payment to be made to a Participant whose employment is terminated by Retirement, death or disability (under the circumstances described in subsections (b) and (c)) will be the amount determined by multiplying (i) the amount of the Performance Award that would have been earned through the end of the Award Period had such employment not been terminated by (ii) a fraction, the numerator of which is the number of whole months such Participant was employed during the Award Period, and the denominator of which is the total number of months of the Award Period.  Any such payment made to a Participant whose employment is terminated prior to the end of an Award Period shall be made at the end of such Award Period, unless otherwise determined by the Committee in its sole discretion.  Any partial payment previously made or credited to a deferred account for the benefit of a Participant in accordance with Section 8.1(d) of the Plan shall be subtracted from the amount otherwise determined as payable as provided in this Section 8.2(d).

(e)           Other Events.  Notwithstanding anything to the contrary in this Article VIII, the Committee may, in its sole and exclusive discretion, determine to pay all or any portion of a Performance Award to a Participant who has terminated employment prior to the end of an Award Period under certain circumstances (including the death, disability or Retirement of the Participant or a material change in circumstances arising after the Date of Grant), subject to such terms and conditions as the Committee shall deem appropriate.

8.3           Change in Control.  Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Performance Awards for all Award Periods shall immediately become fully payable to all Participants and shall be paid to Participants within thirty (30) days after such Change in Control.

ARTICLE IX
TERMS APPLICABLE TO ALL AWARDS GRANTED UNDER THE PLAN

9.1           Plan Provisions Control Award Terms.  The terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan the terms of which are contrary to any of the provisions of the Plan.  In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control.  Except as provided in Section 9.3 and Section 9.7, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder. The Committee may make or enforce limitations so that the number of shares of Stock underlying the Plan and the total amount of Common Stock available for issuance under Plan does not exceed the applicable percentage as calculated in accordance with Section 260.140.45 of the California Code, or in accordance with such other securities laws of any State, the compliance with which the Committee in its sole discretion believes is the in the best interest of the Company.

9.2           Award Agreement.  No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or the Participant shall have received and acknowledged notice of the Award authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

9.3           Modification of Award After Grant.  No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of that Award) after its Date of Grant except by express written agreement between the Company and such Participant, provided that any such change (a) may not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

9.4           Limitation on Transfer.  Except as provided in Section 7.1(c) in the case of Restricted Shares, a Participant’s rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution and, during the lifetime of a Participant, only the Participant personally (or the Participant’s personal representative) may exercise rights under the Plan.  The Participant’s Beneficiary may exercise the Participant’s rights to the extent they are exercisable under the Plan following the death of the Participant.  Notwithstanding the foregoing, the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members, and the Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability.

9.5           Taxes.  The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant’s Award or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment of cash or issuance of shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax.  The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:

(a)           The Participant shall have the right to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded up to the next whole share, the Fair Market Value of which is equal to the amount of withholding taxes due, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of withholding such shares and paying cash.

(b)           The Committee shall have the discretion as to any Award to cause the Company to pay to tax authorities for the benefit of the applicable Participant, or to reimburse such Participant for, the individual taxes which are due on the grant, exercise or vesting of any Award or the lapse of any restriction on any Award (whether by reason of such Participant’s filing of an election under Section 83(b) of the Code or otherwise), including, but not limited to, Federal income tax, state income tax, local income tax and excise tax under Section 4999 of the Code, as well as for any such taxes as may be imposed upon such tax payment or reimbursement.

(c)           In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.

9.6           Surrender of Awards.  Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the Participant approve.

9.7           Adjustments to Reflect Capital Changes.

(a)           Recapitalization.  The number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, the number and kind of shares available for Awards subsequently granted under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Awards granted under the Plan.  The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

(b)           Merger.  After any Merger in which the Company is the surviving corporation, each Participant shall, at no additional cost, be entitled upon any exercise of an Option or receipt of any other Award to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable or exercisable pursuant to such Award prior to such Merger, the number and class of shares or other securities to which such Participant would have been entitled pursuant to the terms of the Merger if, at the time of the Merger, such Participant had been the holder of record of a number of shares of Common Stock equal to the number of shares of Common Stock receivable or exercisable pursuant to such Award.  Comparable rights shall accrue to each Participant in the event of successive Mergers of the character described above.  In the event of a Merger in which the Company is not the surviving corporation, the surviving, continuing, successor or purchasing corporation, as the case may be (the “Acquiring Corporation”), will either assume the Company’s rights and obligations under outstanding Award Agreements or substitute awards in respect of the Acquiring Corporation’s stock for outstanding Awards, provided, however, that if the Acquiring Corporation does not assume or substitute for such outstanding Awards, the Board shall provide prior to the Merger that any unexercisable and/or unvested portion of the outstanding Awards shall be immediately exercisable and vested as of a date prior to such merger or consolidation, as the Board so determines.  The exercise and/or vesting of any Award that was permissible solely by reason of this Section 9.7(b) shall be conditioned upon the consummation of the Merger.  Any Options which are neither assumed by the Acquiring Corporation not exercised as of the date of the Merger shall terminate effective as of the effective date of the Merger.

(c)           Options to Purchase Shares or Stock of Acquired Companies.  After any merger in which the Company or a Subsidiary shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the merger whose shares of stock subject to the old options may no longer be issued following the merger.  The manner of application of the foregoing provisions to such options and any appropriate adjustments shall be determined by the Committee in its sole discretion.  Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

9.8           No Right to Employment.  No employee or other person shall have any claim of right to be granted an Award under the Plan.  Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its Subsidiaries.

9.9           Awards Not Includable for Benefit Purposes.  Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.

9.10           Governing Law.  All determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Nevada, other than the conflict of law provisions thereof, and construed in accordance therewith.

9.11           No Strict Construction.  No rule of strict construction shall be implied against the Company, the Committee or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

9.12           Captions.  The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

9.13           Severability.  Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan, such Award and every other Award at any time granted under the Plan shall remain in full force and effect.

9.14           Amendment and Termination.

(a)           Amendment.  The Board shall have complete power and authority to amend the Plan at any time without the authorization or approval of the Company’s stockholders.  No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, materially adversely affect the right of such individual under such Award.

(b)           Termination.  The Board shall have the right and the power to terminate the Plan at any time.  No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not been terminated.

9.15           Registration of Shares.

To the extent legally available, the Committee shall maintain the right, pursuant to appropriate authorization of the Company and the Company’s Board and with no further approval of the Company’s shareholders, to register any shares issuable pursuant to the Plan in any applicable registration statement with the United States Securities and Exchange Commission, including, but not limited to, a registration statement filed under a Form S-8 Registration Statement.